                                      8-K/A
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2001



                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                  333-59060               13-3291626
 (State or other Jurisdiction       (Commission           (I.R.S. Employer
        Incorporation)              File Number)        Identification Number)

                              ---------------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.       Acquisition Or Disposition Of Assets

         On July 30, 2001, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-TOP3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as Trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-one classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 156 fixed rate, manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on July 1, 2001 (the "Cut-off Date"), an aggregate principal balance of $1,028,112,260 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Class Principal Balance of $50,000,000. The Class A-2 Certificates have an initial Class Principal Balance of $100,000,000. The Class A-3 Certificates have an initial Class Principal Balance of $106,456,000. The Class A-4 Certificates have an initial Class Principal Balance of $617,439,000. The Class X-1 Certificates have an initial Class Notional Amount of $1,028,112,260. The Class X-2 Certificates have an initial Class Notional Amount of $593,116,000. The Class B Certificates have an initial Class Principal Balance of $30,843,000. The Class C Certificates have an initial Class Principal Balance of $28,273,000. The Class D Certificates have an initial Class Principal Balance of $12,852,000. The Class E Certificates have an initial Class Principal Balance of $17,992,000. The Class F Certificates have an initial Class Principal Balance of $11,566,000. The Class G Certificates have an initial Class Principal Balance of $11,566,000. The Class H Certificates have an initial Class Principal Balance of $10,281,000. The Class J Certificates have an initial Class Principal Balance of $8,996,000. The Class K Certificates have an initial Class Principal Balance of $3,856,000. The Class L Certificates have an initial Class Principal Balance of $5,140,000. The Class M Certificates have an initial Certificate Principal Amount of $2,570,000. The Class N Certificates have an initial Certificate Principal Amount of $10,282,260. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits.

             Exhibit No.
             of Item 601 of
Exhibit No.  Regulation S-K  Description
-----------  --------------  -----------
                             Pooling and Servicing Agreement dated as of July 1,
4.1          4               2001, among Morgan Stanley Dean Witter Capital I
                             Inc. as depositor, Wells Fargo Bank, National
                             Association as master servicer, GMAC Commercial
                             Mortgage Corporation, as special servicer, LaSalle
                             Bank National Association, as trustee, Wells Fargo
                             Bank Minnesota, National Association, as paying agent and certificate registrar and ABN Amro Bank
                             N.V., as fiscal agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        August 16, 2001

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By: /s/ Andrew Berman
    ------------------------------------
    Name:    Andrew Berman
    Title:   Vice President